Receivables from Customers and Broker-Dealers and Clearing Organization, Net (Details) - Schedule of Receivables From Customers and Broker-Dealers and Clearing Organizations, Net - USD ($)
$ in Thousands
	Mar. 31, 2024	Mar. 31, 2023
Receivables from:
Customers	$ 3,463	$ 1,502
Brokers-dealers and clearing organizations	679	303
Sub-total	4,142	1,805
Less: allowance for expected credit losses	(590)	(223)
Total	$ 3,552	$ 1,582